SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2001

LearningStar Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-32613	77-0559897

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Lower Ragsdale Drive, Suite 200
Monterey, California 93940

(Address of principal executive offices) (Zip Code)

(831) 333-2000

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS.

     In a press release dated October 10, 2001, LearningStar Corp., a Delaware corporation (the “Company”), announced that it intends to change its corporate name to “Excelligence Learning Corporation.” The Company’s board of directors believes that it is in the best interests of the Company to change its corporate name to “Excelligence Learning Corporation” in order to avoid any potential confusion between the names “LearningStar Corp.” and “LearnStar L.P.” LearnStar L.P. is a Dallas, Texas based entity that develops and markets interactive educational technology to primary and secondary schools. The Company will begin doing business as Excelligence Learning Corporation immediately, and will cease using the LearningStar Corp. name upon receiving stockholder approval of the corporate name change. The Company’s shares will continue to trade under the symbol “LRNS” on The Nasdaq SmallCap Market. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION

Not Applicable.

(c)	EXHIBITS

99.1 Press Release of LearningStar Corp. dated October 10, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2001

LEARNINGSTAR CORP.

By:	/s/ Richard Delaney

Richard Delaney
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of LearningStar Corp. dated October 10, 2001.